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                                                                   EXHIBIT 99.2



                         CONSENT OF ALTERNATE DIRECTOR




To Univision Communications Inc.:


        I hereby consent to the use of my name as alternate director in this Registration Statement on form S-1 of Univision Communications Inc., registration number 333-6309.



__________,1996


                                        /s/ Emilio Romano
                          -----------------------------------------------
                                          Emilio Romano